EXHIBIT 32

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY THE CHIEF EXECUTIVE
OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Acting Chief Executive Officer and the Chief Financial Officer of Save the World Air, Inc. (the “Company”), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-QSB/A of the Company for the quarter ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2007	/s/ CHARLES R. BLUM
Charles R. Blum
Chief Executive Officer

Date: November 20, 2007	/s/ EUGENE E. EICHLER
Eugene E. Eichler
Interim Chief Financial Officer